FIRST AMENDMENT TO

AMENDED AND RESTATED DECLARATION OF TRUST OF

MAIDEN CAPITAL FINANCING TRUST

FIRST AMENDMENT TO AMENDED AND RESTATED DECLARATION OF TRUST, dated as of July 14, 2011 (this “First Amendment”), by and among Maiden Holdings North America, Ltd. (the “Sponsor”), Arturo M. Raschbaum, John M. Marshaleck and Karen L. Schmitt, as all of the Administrators (collectively, the “Administrators”), and Wilmington Trust Company, as Institutional Trustee and Delaware Trustee (collectively, the “Trustee”).

WITNESSETH:

WHEREAS, the Amended and Restated Declaration of Trust of Maiden Capital Financing Trust, dated as of January 20, 2009 (as heretofore amended and supplemented, the “Declaration of Trust”), was executed and delivered by the parties thereto, providing for the establishment of the Maiden Capital Financing Trust (the “Trust”) and the issuance of the Common Securities and Capital Securities (capitalized terms used herein but not otherwise defined have the meanings ascribed thereto in the Declaration of Trust);

WHEREAS, Article XI of the Declaration of Trust sets forth the substantive and procedural requirements for an amendment to the Declaration of Trust; and

WHEREAS, in accordance with Section 11.01(c) of the Declaration of Trust, the Holders of a Majority in liquidation amount of the Capital Securities have consented to this First Amendment, and such consents have been provided to the Trustee and the Sponsor; and

WHEREAS, an Officers’ Certificate from each of the Trust and the Sponsor has been delivered to the Institutional Trustee pursuant to Section 11.01(b)(i)(A) of the Declaration of Trust; and

WHEREAS, an opinion of counsel of the Sponsor has been delivered to the Institutional Trustee pursuant to Section 11.01(b)(i)(B) of the Declaration of Trust; and

WHEREAS, this First Amendment has been duly authorized by all necessary corporate action on the part of the Sponsor;

NOW, THEREFORE, in consideration of the premises set forth above and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Sponsor, the Administrators and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders as follows:

ARTICLE I

Amendment to the Declaration

Section 1.1.  Exchange Provision.  Effective as of the date hereof, Article VI of the Declaration is hereby amended to add the following Section 6.11:

“Section 6.11.  Exchange Provision.

(a)          Notwithstanding anything to the contrary in this Declaration, if at any time the Sponsor or any of its Affiliates (in either case, a “Sponsor Affiliated Holder”) is a beneficial owner or Holder of any Capital Securities, such Sponsor Affiliated Holder shall have the right to exchange all or such portion of its indirect holding of Capital Securities or its Capital Securities, as the case may be, as it elects and receive, in exchange therefor, a principal amount of Debentures equal to the liquidation amount of the Capital Securities.  Such election:

(i)           shall be exercisable effective on any date specified in the written notice of such election by such Sponsor Affiliated Holder delivered to the Institutional Trustee and specifying the liquidation amount of its indirect holding of Capital Securities or Capital Securities, as the case may be, with respect to which such election is being made and the date of distribution on which such exchange shall occur, which distribution date shall be on or after the date of receipt by the Institutional Trustee of such election notice; and

(ii)          shall be conditioned upon the Sponsor providing an instruction to the Institutional Trustee (A) to cancel the Capital Securities that are subject to the election described above, and (B) to the extent  required, to reissue the Capital Securities which are not subject to such election and to authenticate a certificate representing the Capital Securities that are not subject to such election.

After the exchange, such Capital Securities will be canceled and will no longer be deemed to be outstanding and all rights of the Sponsor or its Affiliate(s) with respect to such Capital Securities will cease.

(b)         Notwithstanding anything to the contrary in this Declaration, in the case of an exchange of Capital Securities (the “Exchanged Capital Securities”) for Debentures described in Section 6.11(a), the Institutional Trustee on behalf of the Trust on the date of such exchange shall exchange Debentures having a principal amount equal to a proportional amount of the aggregate liquidation amount of the outstanding Common Securities, based on the ratio of the aggregate liquidation amount of the Exchanged Capital Securities divided by the aggregate liquidation Amount of the Capital Securities outstanding immediately prior to such exchange, for such proportional amount of Common Securities held by the Sponsor (which contemporaneously shall be canceled and no longer be deemed to be outstanding); provided, that the Sponsor delivers or causes to be delivered to the Institutional Trustee or its designee the required amount of Common Securities to be exchanged by 10:00 A.M. New York time, on the date on which such exchange is to occur.”

ARTICLE II

Miscellaneous

Section 2.1.  Effect of First Amendment.  Upon the execution and delivery of this First Amendment by the Sponsor, the Administrators and the Trustee, the Declaration of Trust shall be amended in accordance herewith, and this First Amendment shall form a part of the Declaration of Trust for all purposes, and every Holder of Securities heretofore or hereafter authenticated and delivered under the Declaration of Trust shall be bound thereby.

Section 2.2.  Declaration of Trust Remains in Full Force and Effect.  Except as amended hereby, all provisions in the Declaration of Trust shall remain in full force and effect.

Section 2.3.  Declaration of Trust and First Amendment Construed Together.  This First Amendment is an amendment to and implementation of the Declaration of Trust, and the Declaration of Trust and this First Amendment shall henceforth be read and construed together.

Section 2.4.  Confirmation and Preservation of Declaration of Trust.  The Declaration of Trust, as amended by this First Amendment, is in all respects confirmed and preserved.

Section 2.5.  Severability.  In case any provision in this First Amendment shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 2.6.  Benefits of First Amendment.  Nothing in this First Amendment or the Securities, express or implied, shall give to any Person, other than the parties hereto and thereto and their successors hereunder and thereunder and the Holders of the Securities, any benefit of any legal or equitable right, remedy or claim under the Declaration of Trust, this First Amendment or the Securities.

Section 2.7.  Successors.  All agreements of the Sponsor in this First Amendment shall bind its successors except as provided in the Declaration of Trust.  All agreements of the Administrators and the Trustee in this First Amendment shall bind their successors.

Section 2.8.  Certain Duties and Responsibilities of the Administrators and the Trustee.  In entering into this First Amendment, the Administrators and the Trustee shall be entitled to the benefit of every provision of the Declaration of Trust relating to the conduct or affecting the liability or affording protection to the Trustee, whether or not elsewhere herein so provided.

Section 2.9.  Governing Law.  This First Amendment and the rights of the parties hereunder shall be governed by and interpreted in accordance with, the laws of the State of Delaware and all rights and remedies shall be governed by the internal laws of the State of Delaware.

Section 2.10.  Counterparts.  This First Amendment may contain more than one counterpart of the signature page and this First Amendment may be executed by the affixing of the signature of each of the Administrators, the Trustee and the Sponsor to one of such counterpart signature pages.  All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

Section 2.11.  Headings.  The Article and Section headings herein have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

[Signatures appear on the following pages]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first written above.

Sponsor

MAIDEN HOLDINGS NORTH AMERICA, LTD.

By:	/s/ Paul Hawk
Name: Paul Hawk
Title:

Administrator

/s/ Arturo M. Raschbaum
Name: Arturo M. Raschbaum

Administrator

/s/ John M. Marshaleck
Name: John M. Marshaleck

Administrator

/s/ Karen L. Schmitt
Name: Karen L. Schmitt

Signature Page of First Amendment

Institutional Trustee

WILMINGTON TRUST COMPANY, not in its individual capacity but solely as trustee

By:	/s/ Michael H. Wass
Name: Michael H. Wass
Title: Financial Services Officer

Delaware Trustee

WILMINGTON TRUST COMPANY, not in its individual capacity but solely as trustee

By:	/s/ Michael H. Wass
Name: Michael H. Wass
Title: Financial Services Officer

Signature Page of First Amendment